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                                                                   EXHIBIT 10.13

                            NOTE EXTENSION AGREEMENT

This Agreement is made and entered into this 23rd day of July 1999, by and between MHL DEVELOPMENT CORPORATION (F/K/A MICROHELIX LABS INC.) an Oregon corporation and RICHARD G. SASS, an Oregon resident HEREIN AFTER "MAKERS" and THE CONFEDERATED TRIBES OF THE GRAND RONDE COMMUNITY OF OREGON herein after called "HOLDER."

WHEREAS MAKERS did execute a Promissory Note dated July 22, 1998 in the amount of Six Hundred Sixty Seven thousand Five Hundred Dollars ($667,500.00) in favor of MAKER, and;

WHEREAS MAKERS desires to renew and extend said Note to January 22, 2000 and HOLDER has agreed, and;

WHEREAS MAKERS agree to pay all accrued interest on the Note current by July 23, 1999 and pay future quarterly interest payments on October 22, 1999 and January 22, 2000, and;

NOW, THEREFORE, in consideration of the herein stated mutual covenants and promises, and other good and valuable consideration, it is AGREED AS FOLLOWS:

        1. The above referenced Promissory Note is hereby extended to January 22, 2000 whereupon all accrued interest and principal shall be due in full.

        2. Such extension is granted subject to HOLDER bringing said Note current and paying accrued interest on said Note to July 22, 1999.

        3. Such extension is granted subject to HOLDER'S preservation and retention of its security position in the form of the now existing UCC-1 with all rights and remedies as contained therein including, but not limited to, the right to take possession of the therein named property.

        4. Nothing in this Agreement shall otherwise impair or modify the herein cited Promissory Note except as to the due date as therein stated and consistent with the terms hereof.

Dated this 6th day of Oct., 1999.

AGREED TO BY:
MHL DEVELOPMENT CORPORATION (F/K/A MICROHELIX LABS, INC.)

/s/ RICHARD G. SASS
---------------------------------------
by:  Richard G. Sass
its President

/s/ RICHARD G. SASS
---------------------------------------
Richard G. Sass, Individually



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AGREED TO BY:
THE CONFEDERATED TRIBES OF THE GRAND RONDE COMMUNITY OF OREGON

/s/ ROBERT SAUNDERS
---------------------------------------
by:  Robert Saunders
its:  Finance Officer



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